UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): November 2, 2010

PRIMERICA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34680	27-1204330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3120 Breckinridge Blvd.

Duluth, Georgia 30099

(Address of Principal Executive Offices)

(770) 381-1000

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 2, 2010, Primerica, Inc. (the “Company”) announced its results of operations for the quarter ended September 30, 2010. A copy of the press release is attached hereto as Exhibit 99.1.

The information provided pursuant to this Item 2.02, including Exhibit 99.1 in Item 9.01, is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, and shall not be incorporated by reference in any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except to the extent expressly set forth by specific reference in any such filings.

Use of Non-GAAP Financial Measures

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company presents certain non-GAAP financial measures. Specifically, the Company presents operating revenues, operating income before income taxes, net operating income and adjusted stockholders’ equity. Operating revenues, operating income before income taxes and net operating income exclude realized investment gains and losses for all periods presented. For the nine months ended September 30, 2010, operating income before income taxes and net operating income also exclude the equity award expense incurred in connection with the Company’s initial public offering. Adjusted stockholders’ equity excludes the impact of net unrealized gains and losses on invested assets for all periods presented. Periods ended prior to April 1, 2010 also give effect to the reinsurance and reorganization transactions as if they had occurred at the beginning of the period presented for the statement of income and at the end of the period for the balance sheet.

We exclude these items because they are considered unusual and not indicative of our ongoing operations. Our definitions of these non-GAAP financial measures may differ from the definitions of similar measures used by other companies. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating the Company’s performance. Furthermore, management believes that these non-GAAP financial measures may provide users with additional meaningful comparisons between current results and results of prior periods as they are expected to be reflective of our core ongoing business. These measures have limitations, and investors should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP.

Reconciliations of non-GAAP to GAAP financial measures are included as attachments to the press release, which has been posted online in the “Investor Relations” section of our website at http://investors.primerica.com.

Item 7.01	Regulation FD Disclosure.

On November 2, 2010, the Company posted to the “Investor Relations” section of its website certain supplemental financial information relating to the quarter ended September 30, 2010. A copy of the supplemental financial information is attached hereto as Exhibit 99.2.

The information provided pursuant to this Item 7.01, including Exhibit 99.2 in Item 9.01, is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, and shall not be incorporated by reference in any filing made by the Company under the Exchange Act or the Securities Act, except to the extent expressly set forth by specific reference in any such filings.

Item 8.01	Other Events.

Stockholder Proposals for Inclusion in 2011 Proxy Statement

The Company encourages stockholders to contact the Corporate Secretary prior to submitting a stockholder proposal or any time they have concerns about the Company. At the direction of the Board of Directors, the Corporate Secretary acts as the corporate governance liaison to stockholders.

If any stockholder intends to present a proposal for inclusion in the Company’s proxy materials for the 2011 Annual Meeting of Stockholders, such proposal must be received by the Company not later than the close of business at 5:00 p.m. (Eastern time) on December 31, 2010 for inclusion, pursuant to Rule 14a-8 under the Exchange Act, in the Company’s proxy statement for such meeting. Such proposal also will need to comply with SEC regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. In order to allow the Company to identify the proposal as being subject to Rule 14a-8 and to respond in a timely manner, stockholder proposals are required to be submitted to the Corporate Secretary as follows:

Primerica, Inc.

3120 Breckinridge Boulevard

Duluth, Georgia 30099

Attn: General Counsel and Corporate Secretary

Advance Notice Requirements for Director Nominations and Other Stockholder Proposals

The Company’s Bylaws provide a formal procedure for bringing business before the Annual Meeting of Stockholders. A stockholder proposing to present a matter, or nominate a director, for consideration at the 2011 Annual Meeting of Stockholders is required to deliver a written notice to the Corporate Secretary of the Company, no earlier than the close of business at 5:00 p.m. (Eastern time) on the 10th day following the day on the earlier to occur of (a) mailing of the notice of the Annual Meeting or (b) public disclosure of the date of the Annual Meeting is made.

Director Nominations

The Nominating and Corporate Governance Committee will consider stockholder recommendations for directors. To be considered, a stockholders’ notice to our Corporate Secretary must be in proper written form and must set forth information related to the stockholder giving the notice and to the beneficial owner, if any, on whose behalf the nomination is being made (all as specified in Article II, Section 6 of the Company’s Bylaws), including:

•	the name and record address of that stockholder;

•	the class and series and number of shares of each class and series of our capital stock which are owned beneficially or of record by that stockholder;

•	a description of all arrangements or understandings between that stockholder and any other person in connection with the nomination and any material interest of that stockholder in the nomination;

•	information as to derivatives, swaps, options, short positions, stock borrowing or lending and transactions or arrangements that increase or decrease voting power or pecuniary interest;

•

a representation that the stockholder is a holder of record of our stock entitled to vote at that meeting and that the stockholder intends to appear in person or by proxy at the meeting to bring that nomination before the meeting; and

•

any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitations of proxies for election of directors pursuant to the Exchange Act.

and, as to each person whom the stockholder proposes to nominate for election as a director:

•	the name, age, business and residence address, and the principal occupation and employment of the person;

•	the class and series and number of shares of each class and series of our capital stock which are owned beneficially or of record by the person;

•	information as to derivatives, swaps, options, short positions, stock borrowing or lending and transactions or arrangements that increase or decrease voting power or pecuniary interest; and

•

any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitations of proxies for election of directors pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The stockholder providing the notice is required to update and supplement such notice as of the record date of the meeting.

If the notice does not contain all of the information specified in Article II, Section 6 of the Company’s Bylaws, the proposed business will not be transacted at the annual meeting. Such Bylaw provisions are not intended to affect any rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Other Stockholder Proposals

A stockholders’ notice to our Corporate Secretary must be in proper written form and must set forth, as to each matter that the stockholder proposes to bring before the meeting, all of the information specified in Article II, Section 5 of the Company’s Bylaws, including:

•	a description of the business desired to be brought before the meeting and the reasons for conducting that business at the meeting;

•	the name and record address of that stockholder and of the beneficial owner, if any;

•	the class and series and number of shares of each class and series of our capital stock which are owned beneficially or of record by that stockholder or by the beneficial owner, if any;

•

a description of all arrangements or understandings between that stockholder or any beneficial owner and any other person in connection with the proposal of that business and any material interest of that stockholder in that business;

•	information as to derivatives, swaps, options, short positions, stock borrowing or lending and transactions or arrangements that increase or decrease voting power or pecuniary interest;

•

a representation that the stockholder is a holder of record of our stock entitled to vote at that meeting and that the stockholder intends to appear in person or by proxy at the meeting to bring that business before the meeting; and

•

any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitations of proxies for the proposed business to be brought by such stockholder pursuant to the Exchange Act.

The stockholder providing the notice is required to update and supplement such notice as of the record date of the meeting.

If the notice does not contain all of the information specified in Article II, Section 5 of the Company’s Bylaws, the proposed business will not be transacted at the annual meeting. Such Bylaw provisions are not intended to affect any rights of stockholders to request inclusion of proposals in the Company’s Proxy Statement pursuant to Rule 14a-8 under the Exchange Act.

Pursuant to Rule 14a-4 under the Exchange Act, if a stockholder notifies the Company after December 31, 2010 of an intent to present a proposal at the Company’s 2011 Annual Meeting of Stockholders (and for any reason the proposal is voted upon at that annual meeting), the Company’s proxy holders will have the right to exercise discretionary voting authority with respect to the proposal, if presented at the meeting, without including information regarding the proposal in its proxy materials.

The foregoing notice requirements will be deemed satisfied by a stockholder if the stockholder has notified the Company of his intention to present a proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for such annual meeting. The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated November 2, 2010 – Primerica Reports Third Quarter 2010 Results

99.2	Primerica, Inc. Supplemental Financial Information – Third Quarter 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2010	PRIMERICA, INC.

/s/ Alison S. Rand
Alison S. Rand
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 2, 2010 – Primerica Reports Third Quarter 2010 Results

99.2	Primerica, Inc. Supplemental Financial Information – Third Quarter 2010